UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) June 3, 2005
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                            CHEFS INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


         0-8513                                          22-2058515
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(Commission File Number)                    (IRS Employer Identification Number)


62 Broadway, Point Pleasant Beach, New Jersey              08742
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(Address of principal executive office)                  (Zip Code)

                  732-295-0350
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(Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            CHEFS INTERNATIONAL, INC.

                                    FORM 8-K

                                  June 3, 2005


ITEM 8.01.  OTHER EVENTS

      On June 3, 2005, Chefs International, Inc. ("CHEFS") issued a press release announcing the Merger of Lombardi Restaurant Group, Inc. into CHEFS.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c)   EXHIBITS

      99.7  Press Release issued by Chefs International, Inc. on June 3, 2005.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                       CHEFS INTERNATIONAL, INC.
                                                       -------------------------
                                                             (Registrant)



Dated:   June 6, 2005               By       s/ Robert M. Lombardi
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                                             Robert M. Lombardi, President